                                                                   EXHIBIT 10.36

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4), 200.83 and 230.406.

                                     AMENDED
                                LICENSE AGREEMENT


               THIS AMENDED LICENSE AGREEMENT ("Agreement") is made and entered into as of the 31st day of March, 1999 (the "Effective Date"), by and between GENERAL MAGIC, INC., a Delaware corporation, having a place of business at 420
N. Mary Avenue, Sunnyvale, California 94086 ("General Magic"), and FONIX/ACUVOICE, INC. a Utah corporation, having a place of business at 1225 Eagle Gate Tower, 60 East South Temple, Salt Lake City, Utah 84111 ("Fonix").

                                    RECITALS

               A. General Magic and AcuVoice, Inc., a California corporation ("AcuVoice"), entered into a License Agreement dated September 23, 1997 (the "License Agreement"), whereby AcuVoice licensed text-to-speech software for use by General Magic in connection with its voice accessible integrated network service.

               B. AcuVoice was merged into Fonix, and Fonix is the successor in interest to AcuVoice.

               C. The parties desire to amend the License Agreement in its entirety and to supersede and replace the License Agreement as hereinafter provided.

               NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the License Agreement is superseded and replaced by this Agreement and is amended in its entirety to read as follows:

               1. DELIVERABLES. In connection with the execution of the License Agreement, AcuVoice delivered to General Magic the then-current version of, and related documentation for, the AcuVoice Telephony/Multimedia API Model AV2001 software using a male voice with standard American English (which, together with new releases, updates, and bug fixes heretofore delivered to General Magic under the License Agreement, are referred to hereinafter as the "Licensed Software") in object code format. General Magic agreed to pay Fonix (i) a license fee of [**] (the "License Fee") as described in Section 3 of the License Agreement and
(ii) royalties, to be paid in accordance with the terms of Section 3 of the License Agreement. General Magic acknowledges receipt of the Licensed Software, and Fonix acknowledges receipt of the License Fee and certain royalties.

               2. LICENSE GRANT. In consideration of the License Fee, Additional Fee and royalties paid and to be paid under the License Agreement and this Agreement, and subject to the terms of this Agreement, Fonix hereby grants General Magic (i) a nonexclusive (except as otherwise specifically provided herein), perpetual, irrevocable, worldwide license to use, reproduce, publicly display, publicly perform, and distribute the Licensed Software in connection with General Magic's voice accessed integrated network service offerings ("Network Service Offerings") and (ii) the further right to sublicense some or all of the foregoing rights to third

[**] CERTAIN INFORMATION ON THIS PAGES HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

parties through multiple tiers of distribution for purposes of providing General Magic's Network Service Offerings but not for purposes of providing a stand-alone text-to-speech engine. From and after the Effective Date, Fonix shall have no duty to provide bug fixes, new releases, updates, upgrades, or new versions of the Licensed Software.

               3. SOURCE CODE TRANSFER AND LICENSE. Fonix agrees immediately upon execution of this Amended License Agreement by both parties to transfer to General Magic a complete and accurate copy of its present source code and related documentation for the Licensed Software (the "Source Code"), and hereby grants to General Magic a non-exclusive, perpetual, irrevocable, worldwide license to use, reproduce, modify, and create derivative works from the Source Code restricted to use with General Magic's Network Service Offerings. Fonix shall also grant to General Magic a perpetual, irrevocable worldwide license to use, reproduce, publicly display, publicly perform, and distribute in object code form any derivative works General Magic creates from the Source Code. General Magic shall have no duty to provide Fonix with any derivative works created by General Magic from the Source Code. For purposes hereof, the Source Code to be transferred to General Magic hereunder shall be all source code and data files for the Licensed Software and all associated, documentation, sound libraries, and tools required to recompile the sound libraries, including those items listed on Exhibit A hereto. Fonix shall have no duty to provide bug fixes, new releases, updates, upgrades, or new versions of the Source Code. General Magic shall have the right to transfer the Source Code and its related license to any entity which acquires General Magic or substantially all of the assets of General Magic but shall not have any right to otherwise transfer or sublicense the Source Code to any other party.

               4. LICENSE FEE AND ROYALTIES.

                      (a) ADDITIONAL LICENSE FEE. General Magic shall pay to Fonix an additional license fee (the "Additional Fee") of [**]. The Additional Fee shall be paid in [**] monthly installments of [**], with the first such payment to be made immediately upon the transfer of the Source Code in accordance with Section 3, and a similar payment of [**] on each monthly anniversary thereafter until paid in full.

                      (b) ROYALTIES. From the Effective Date until March 31, 2003 (the "Term") General Magic shall pay to Fonix a royalty equal to [**] of General Magic's [**] (as defined below) for any Network Service Offering which includes or uses the Licensed Software or any derivative works created from the Source. For purposes hereof, "[**]" shall mean with respect to any General Magic Network Service Offering, [**] by General Magic from [**].

                      (c) ALTERNATE LICENSE FEE. In the event that General Magic sells any product using the Licensed Software or any derivative works created from the Source Code, or a sublicensee sells any such product, rather than offering it in connection with a Network Service Offering, such sales shall be treated as a general resale, and General Magic shall pay Fonix for each such transaction during the Term, in place and instead of the royalty provided for in the

[**] CERTAIN INFORMATION ON THIS PAGES HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

preceding paragraph, an amount equal to [**] per [**].

                      (d) REPORTS, PAYMENT OF ROYALTIES, AUDITS. Within thirty
(30) days following the date hereof, General Magic shall provide Fonix with a written report in reasonable detail and in a form reasonably acceptable to Fonix, which sets forth all royalties due and payable under the License Agreement through the Effective Date. Payment for any royalties due under the License Agreement, which are unpaid at the date of such report, shall accompany such report. Within thirty (30) days following the end of each calendar quarter during the Term, General Magic shall provide Fonix with a written report in reasonable detail and in a form reasonably acceptable to Fonix which sets forth the gross revenues and gross margin of all Network Service Offerings provided by General Magic that are subject to the provisions of Section 4(b) during such quarter and the aggregate amount of, and basis for, all payments due to Fonix for such quarter. Payment for the royalties required by subsection (b), above, shall accompany such report. Within thirty (30) days following the end of each calendar quarter during the Term, General Magic shall provide Fonix with a written report in reasonable detail and in a form reasonably acceptable to Fonix which sets forth the number of run-time licenses distributed during such quarter. Payment for the run-time licenses shall accompany said report. Any payments due under this Agreement which are not paid when due shall bear interest, to the extent permitted by applicable law, at the prime rate as reported in The Wall Street Journal on the date such payment is due, plus an additional one and one-half percent (1 1/2%), calculated on the number of days such payment is delinquent Fonix shall have the right, at its own expense, through independent auditors selected by Fonix and reasonably acceptable to General Magic to inspect, no more than once per year, upon reasonable notice and during regular business hours, the books and records of General Magic necessary to calculate the royalty to which Fonix is entitled. General Magic agrees to make and maintain until three (3) years after the transactions to which they pertain, adequate records, books, and accounts regarding its sales, distribution, and other activities in order to calculate and confirm its payment obligations and compliance with other terms and conditions hereunder. If an audit by Fonix, at Fonix's sole expense, discloses that the royalty or license fees paid by General Magic were less than that amount to which Fonix is entitled, then General Magic, within thirty (30) days after being furnished with a copy of Fonix's audit, shall pay to Fonix the amount of any shortfall, together with interest thereon at three percentage points (3%) above the prime interest rate then reported in The Wall Street Journal, and if the shortfall is greater than five percent (5%) of the royalties set forth in the most recent royalty report, General Magic shall also pay to Fonix the cost of any such audit; provided that General Magic shall be entitled to reasonably object to and protest the results of any such audit and shall not be obligated to make any payment to Fonix in accordance with the terms and conditions of this section until such objection and protest have been resolved. Any sublicense granted by General Magic shall contain a provision allowing Fonix's independent auditors to audit the books of the sublicensee and providing for terms substantially the same as those contained in this section. Fonix shall require the independent auditors to sign a confidentiality agreement reasonably acceptable to the party being audited before any audit contemplated by this section takes place. All reports, information, and other materials furnished by General Magic or its sublicensees to Fonix or its independent auditors under this Section shall be subject to the confidentiality provisions of this Agreement and the confidentiality agreement signed by the independent auditors, as applicable.


[**] CERTAIN INFORMATION ON THIS PAGES HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               5. RESTRICTIONS OF FONIX' RIGHT TO LICENSE. Fonix agrees that prior to September 1, 2000, Fonix shall not license the Licensed Software for use by the following companies or their successors in interest: [**] and [**].

               6. SUPPORT. Fonix agrees to provide to General Magic reasonable technical support related to the architecture and programming logic of the Source Code, and the process of successfully compiling the Source Code into a working text-to-speech system functionally identical to the Licensed Software as currently commercially deployed by General Magic, for a fee of [**] per hour.

               7. OWNERSHIP. General Magic acknowledges that the copyrights, patent rights, trade secrets, trademarks, and other intellectual property in or to the Licensed Software, the Source Code, and/or any documentation are the exclusive property of Fonix. Notwithstanding anything in this Agreement to the contrary, Fonix retains title to the Licensed Software, the Source Code, and all documentation related to the Licensed Software and the Source Code (the "Documentation") and all copies of the Licensed Software, Source Code, and Documentation.

                8. WARRANTIES.

                      (a) YEAR 2000 COMPLIANCE. Fonix represents and warrants that the Licensed Software and Source Code are Year 2000 Compliant as such term is commonly used in the software industry. Fonix's sole liability pursuant to this provision shall be to promptly correct or replace the Licensed Software and Source Code with compliant software.

                      (b) SOURCE CODE WARRANTY. Fonix hereby represents and warrants that the Source Code to be delivered pursuant to Section 3 constitutes a complete and accurate copy of the Source Code for the Licensed Software, and that it is sufficient to build the Source Code into a working text-to-speech system functionally identical to the Licensed Software as currently commercially deployed by General Magic. In the event that the initial delivery pursuant to
Section 3 fails to comply with this representation and warranty, General Magic may, as its sole remedy, require Fonix to immediately deliver a complete and accurate copy of the Source Code for the Licensed Software. In the event that any subsequent delivery fails to comply with this provision, General Magic shall be entitled to pursue any and all remedies it may have in equity or at law.

               9. LIMITATION ON LIABILITY. EXCEPT FOR BREACH OF SECTIONS 3, 5 AND 8(b), THE AGGREGATE LIABILITY OF EITHER PARTY ARISING FROM OR RELATING TO THIS AGREEMENT OR THE LICENSED SOFTWARE, SOURCE CODE, OR DOCUMENTATION (REGARDLESS OF THE FORM OF ACTION OR CLAIM - E.G. CONTRACT, WARRANTY, TORT, MALPRACTICE, FRAUD, AND/OR OTHERWISE) IS LIMITED TO [**] UNDER THIS AGREEMENT. NEITHER PARTY SHALL IN ANY CASE BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL,

[**] CERTAIN INFORMATION ON THIS PAGES HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONSEQUENTIAL, INDIRECT, OR PUNITIVE DAMAGES EVEN IF FONIX HAS BEEN
ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FONIX IS NOT RESPONSIBLE FOR LOST PROFITS OR REVENUE, LOSS OF USE OF LICENSED SOFTWARE, LOSS OF USE OF THE SOURCE CODE, LOSS OF DATA, COSTS OF RE-CREATING LOST DATA, THE COST OF ANY SUBSTITUTE EQUIPMENT OR PROGRAM, OR CLAIMS BY ANY PARTY OTHER THAN GENERAL MAGIC.

               10. SOLE REMEDY AND ALLOCATION OF RISK. FONIX'S SOLE AND EXCLUSIVE LIABILITIES ARE SET FORTH IN THIS AGREEMENT. THIS AGREEMENT DEFINES A MUTUALLY AGREED-UPON ALLOCATION OF RISK AND THE AMOUNT PAYABLE TO FONIX REFLECTS SUCH ALLOCATION OF RISK.

                11. CONFIDENTIALITY.

                      (a) DEFINITION OF CONFIDENTIAL INFORMATION. For purposes of this Agreement, "Confidential Information" of a party means the Source Code and the other information and documents identified in this Agreement as confidential information of such party, as well as any and all other information that (i) such party considers to be confidential or proprietary to its business (including trade secrets, technical information relating to ongoing research and development, business strategies, marketing plans, customer lists, and financial data) and (ii) either (A) is clearly labeled or identified as confidential or proprietary when disclosed to the other party or (B) the other party knew, or under the circumstances should have known, was considered confidential or proprietary by the other party.

                      (b) GENERAL CONFIDENTIALITY OBLIGATIONS. Each party agrees that it will (i) not disclose the other party's Confidential Information to any third party (other than independent contractors as provided below); (ii) use the other party's Confidential Information only to the extent necessary to perform its obligations or exercise its rights under this Agreement; (iii) disclose the other party's Confidential Information only to those of its employees and independent contractors who need to know such information for purposes of this Agreement and who are bound by confidentiality agreements containing terms no less restrictive than those in this Section 11(b); and (iv) protect all Confidential Information of the other party from unauthorized use, access, or disclosure in the same manner as it protects its own confidential information of a similar nature, and in no event with less than reasonable care.

                      (c) EXCEPTIONS. Each party's obligations with respect to any portion of the other party's Confidential Information will terminate when the receiving party can document that (i) such Confidential Information was in the public domain at the time it was communicated to the receiving party by the disclosing party; (ii) such Confidential Information entered the public domain after it was communicated to the receiving party by the disclosing party through no fault of the receiving party; (iii) such Confidential Information was in the receiving party's possession free of any obligation of confidence at the time it was communicated to the receiving party by the disclosing party; or (iv) such Confidential Information was developed by employees or agents of the receiving party independently of and without reference to any information communicated to the receiving party by the disclosing party. In addition, Section 11(b) will not be construed to prohibit any disclosure that is (A) necessary to establish the rights of either party under this Agreement or (B) required by a valid court order or subpoena, provided in the latter


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

case that the party required to make such disclosure notifies the other party (whose Confidential Information is to be disclosed) thereof promptly and in writing and cooperates with the other party if the other party seeks to contest or limit the scope of such disclosure.

                      (d) TERMS OF AGREEMENT. Neither party will disclose any terms of this Agreement to anyone other than its attorneys, accountants, and other professional advisors, except (i) pursuant to a mutually acceptable press release made by the parties, or a press release or other announcement approved by the other party in writing; or (ii) in connection with a contemplated change of control of such party or sale of such party's business or financing arrangements of a party (provided that any third party to whom the terms of this Agreement are to be disclosed signs a confidentiality agreement reasonably satisfactory to the other party hereto before such disclosure is made); or (iii) as may be required by law, government regulation, or court order.

                12. TERMINATION. This Agreement shall continue in full force and effect unless terminated as set forth below.

               If either party breaches a material obligation or warranty under this Agreement and fails to cure such breach within thirty (30) days of written notice of such breach, then the other party may terminate this Agreement upon written notice. This right to terminate shall be in addition to, and shall in no way limit, the other remedies, damages, and relief to which the other party may be entitled.

                13. EXPORT CONTROL. General Magic understands and acknowledges that Fonix is subject to regulation by agencies of the United States government, including, but not limited to, the U.S. Department of Commerce, which prohibit export or diversion of certain software and technology to certain countries. Any and all obligations of Fonix to provide the Licensed Software, the Source Code, as well as any other technical information or assistance shall be subject in all respects to such United States laws and regulations as shall from time to time govern the license and delivery of technology and software abroad by persons subject to the jurisdiction of the United States, including the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce, Bureau of Export Administration. General Magic warrants that it will comply with the Export Administration Regulations and other United States laws and regulations governing exports in effect from time to time.

               14. SURVIVAL. Upon termination or expiration of this Agreement, the provisions of Sections 2, 3, 8, 9, 10, and 11, and all payment obligations incurred prior to the effective date of such termination or expiration shall survive. The provisions of Section 5 shall survive if General Magic terminates the Agreement because Fonix has breached a material obligation or warranty under the Agreement and fails to cure such breach within thirty (30) days of written notice by General Magic, but shall not survive if Fonix terminates the Agreement because General Magic has breached a material obligation or warranty under the Agreement and fails to cure such breach within thirty (30) days of written notice by Fonix.

               15. NOTICES. All demands, notices, and other communications to be given hereunder, if any, shall be in writing and shall be sufficient for all purposes if personally delivered, sent by facsimile, sent by nationally-recognized courier service, or if sent by registered or certified United States mail, return receipt requested, postage prepaid, and addressed to the respective party at the postal address set forth herein or to such other address or addresses as such party may hereafter designate in writing to the other party as herein provided. The present addresses of the parties hereto are as set forth above. If personally delivered, notice under this Agreement shall be deemed to have been given and received and shall be effective when personally delivered. Notice by facsimile and nationally-recognized courier service shall be deemed to have been given when received. Notice by mail shall be deemed effective and complete two (2) days after deposit in the United States mail.

               16. NO PARTNERSHIP. Nothing in this Agreement shall be construed to constitute a partnership between the parties hereto, and the parties expressly agree that no such partnership is intended. No person or entity other than the parties hereto shall have, be deemed to have or claim any third party, direct or indirect rights or claims to this Agreement or the matters described herein.

               17. BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto, their heirs, legal representatives, successors, and assigns.

               18. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties and supersedes and replaces the License Agreement in its entirety. No promise, representation, warranty, or covenant not included in this Agreement has been or is relied upon by either party. Any prior negotiations, correspondence, or understandings related to the subject matter of this Agreement shall be deemed to be merged in this Agreement and shall be of no further force or effect. No modification or amendment of this Agreement shall be of any force or effect unless in writing executed by all of the parties.

                19. INTERPRETATION. Unless otherwise provided, all terms shall have the meaning given them in the ordinary English usage and as customarily used. Words in any gender shall include both other genders. Whenever the context requires, the singular shall include the plural, the plural shall include the singular, and the whole shall include any part thereof.

               20. INVALIDITY. In the event that any of the provisions of this Agreement is held to be illegal, unenforceable or invalid by any court of competent jurisdiction, then such provision shall be construed and deemed modified to reflect and achieve the intent of the parties to the maximum extent allowed under applicable law, and in any such case, the remaining provisions of this Agreement will continue in full force and effect.

               21. HEADINGS. The paragraph and other headings contained in this Agreement are for purposes of reference only and shall not limit, expand, or otherwise affect the construction of any of the provisions of this Agreement.

               22. NO WAIVER. Acceptance by either party of any performance less than required hereby shall not be deemed to be a waiver of such party to enforce all of the terms and conditions hereof. No waiver of any such right hereunder shall be binding unless reduced to writing and signed by the party to be charged therewith.

               23. DEFAULT. If any party shall breach any of the provisions of this Agreement, the nonbreaching party shall be entitled to recover from the other party all costs and expenses incurred by the nonbreaching party in connection with the breach, including reasonable attorneys' fees.

               24. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California without regard to its conflicts of law principles.

               25. ASSIGNMENT. General Magic may assign this Agreement in a case of a merger, acquisition or sale of assets, but not otherwise without the prior written consent of Fonix.

               26. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which shall together constitute one and the same instrument.

               27. AUTHORIZED EXECUTION. The individuals signing below each represent and warrant (i) that they are authorized to execute this Agreement for and on behalf of the party for whom they are signing, (ii) that such party shall be bound in all respects hereby, and (iii) that such execution presents no conflict with any other agreement of such party.

               28. FACSIMILE SIGNATURES. The parties hereto agree that transmission to the other party of this Agreement with its facsimile signatures shall bind the party transmitting this Agreement by facsimile in the same manner as if such party's original signature had been delivered. Without limiting the foregoing, each party who transmits this Agreement with its facsimile signature covenants to deliver the original thereof to the other party as soon as practicable thereafter.

               IN WITNESS WHEREOF, the authorized representatives of General Magic and Fonix have executed this Agreement as of the day and year first above written.

GENERAL MAGIC, INC., a                             FONIX/ACUVOICE, INC., a Utah
Delaware corporation:                              corporation:


By:  /s/ STEVEN MARKMAN                     By:  /s/ ROGER D. DUDLEY
    ------------------------------              ------------------------------
Its:  Chief Executive Officer               Its:  Vice President
     -----------------------------               -----------------------------
          Steven Markman                             Roger D. Dudley
----------------------------------          ----------------------------------
               Print Name                                 Print Name

Date:   May 17, 1999                        Date:     17 May 1999
      ----------------------------                ----------------------------

                                    EXHIBIT A

I.  [**]

    A.  [**]

           1.  [**]

           2.  [**]

           3.  [**]

    B.  [**]

           1.  [**]

           2.  [**]

           3.  [**]

           4.  [**]

           5.  [**]

    C.  [**]

    D.  [**]

           1.  [**]

           2.  [**]

    E.  [**]

    F.  [**]

           1.  [**]

[**] CERTAIN INFORMATION ON THIS PAGES HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

    G.  [**]

           1.  [**]

    H.  [**]

    I.  [**]

    J.  [**]

           1.  [**]

           2.  [**]

           3.  [**]

    K.  [**]

    L.  [**]

    Appendix 1.  [**]

    Appendix 2.  [**]

    Appendix 3.  [**]

    Appendix 4.  [**]

II. [**]

    A.  [**]

    B.  [**]

    C.  [**]

    D.  [**]

    E.  [**]

    F.  [**]

[**] CERTAIN INFORMATION ON THIS PAGES HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

III.    [**]

        A.     [**]

        B.     [**]

        C.     [**]

        D.     [**]

        E.     [**]

        F.     [**]

        G.     [**]

IV.     [**]

[**] CERTAIN INFORMATION ON THIS PAGES HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.